KOMAG

June 2002

Forward-Looking Statements

The following presentation contains certain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements represent the company's current judgment and include, but are not limited to, future demand for storage, industry capacity and demand for disks, future sales and associated selling prices, development of products meeting customer requirements, qualifications for future generations of disk drives, maintenance and improvement of manufacturing yields, the company's cost structure and operating model, and the ability to return to profitability. The company's actual results for future periods could differ materially from those projected in such forward-looking information. Factors that could cause actual results to differ include, but are not limited to, the company's chapter 11 filing, variability in demand for and average selling price of disks, the impact of demand variation on factory utilization, the company's ability to achieve its operating yield, cost and profitability targets, the company's ability to satisfy customer qualification requirements, and the other factors described in the company's reports filed with the Securities and Exchange Commission, including, but not limited to, its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Komag undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Komag Highlights

KOMAG

- Company Overview
- Restructured Company
- Operations Update
- Industry Background and Company Prospects

KOMAG

- **Company Overview**
- Restructured Company
- Operations Update
- Industry Background and Company Prospects

Key Facts

KOMAG

Title

Founded: 1983

Employees: 3,789

Exchange: OTC Bulletin Board: KMAGQ

FY 2001 Revenue: $283M

Customers

Western Digital

Maxtor

Seagate

Worldwide Operations

Headquarters and R&D:
San Jose and Santa Rosa, CA

Foreign Manufacturing Subsidiaries:
Komag USA (Malaysia) Sdn.:



Penang and Sarawak, Malaysia

Komag and the History of Storage

KOMAG



2002 Komag reorganizes under chapter 11
2001 Komag consolidates manufacturing in Malaysia
In 2000 Komag and HMT successfully merge
GMR Heads Broadly Used
Komag goes public in 1987
From 1990 - 1996 Period of Aggressive Expansion Coupled with Technology Innovation
Transition to MR Heads
Komag is founded in 1983
End of Life of Oxide and Plated Media and Transition to Sputter Film Media
1980's
1990's
2000's

Strongest Customer Base in Industry Thereby Supporting Diverse Applications

KOMAG


Applications
Customers
Markets
Products
Substrates
Data warehouse
Digital TV
Desktop publishing
E-mail
Fax-on-demand
Movie editing/ archiving
Internet
Maxtor
Simulations/ computer games
Iomega
Replicated databases
Engineering workstation
Enterprise (multi-user)
Seagate
High-end enterprise applications
High-end desktop
Magneto-resistive (MR)
Home/ entry-level desktop
Excelstor
Video conferencing
Aluminum
Giant Magneto-resistive (GMR)
Midrange server
Western Digital
Video-on-demand
Glass
Voice mail
Mobile
Word processing

According to Trend FOCUS' 2002 Annual Report, Komag's customers represented more than 58.4% of the world's hard disk drive requirements for 2001.

Keys to Komag's Success

KOMAG

- Experienced management team
- World's largest independent disk producer
- Access to strong global customer base
- Leading technology
- Yields remain consistently high
- Highly competitive and low cost structure

KOMAG

- Company Overview
- **Restructured Company**
- Operations Update
- Industry Background and Company Prospects

Chronology of Chapter 11 Case

- **Company filed petition August 24, 2001**
- **Company will emerge from Chapter 11 June 30, 2002**
  - Approximately 10 months
- **Plan of Reorganization was supported by all classes of creditors**
- **Creditors hold significant new equity**
  - They have a big stake in company's success

Restructured Balance Sheet

KOMAG

$520 million in claims

$136 million new debt
$4 million cash
22.8 million new shares
1 million warrants

Proforma Balance Sheet Data

($000s)	2002 Q1 Actual	2002 Q2 Forecast	2002 Proforma AJEs	2002 Proforma June 30, 2002
Assets				
Cash	$ 24,000	$ 19,312	$ -	$ 19,312
Accounts receivable	28,379	28,565	0	28,565
Inventory	11,276	14,396	0	14,396
Other current	1,562	1,562	0	1,562
Total Current Assets	65,217	63,836	0	63,836
Property, plant and equipment, net	245,740	237,849	2,441	240,290
Intangibles and other assets	89,811	88,487	(44,439)	44,048
Total Assets	$ 400,768	$ 390,171	$ (41,998)	$ 348,174
Liabilities				
Current liabilities	36,413	35,764	5,000	40,764
New debt	3,318	1,911	136,924	138,835
Liabilities subject to compromise	516,158	516,158	(516,158)	0
Total Liabilities	555,889	553,833	(374,234)	179,599
Total Equity	(155,121)	(163,661)	332,236	168,575
Total Liabilities and Equity	$ 400,768	$ 390,171	$ (41,998)	$ 348,174

Operating Model

KOMAG

Long-term Operating Model (Quarterly)

Fixed Cost	$27 - $30 million
Variable Manufacturing Cost	$2.60 - $2.70 per disk
R&D	$9 - $10 million
SG&A	$3.5 - $5.0 million
Manufacturing Capacity	16 - 17 million disks/quarter

Komag Highlights

KOMAG

- Company Overview
- Restructured Company
- **Operations Update**
- Industry Background and Company Prospects

Operations Highlights

KOMAG

(In Millions)

	Q1 01	Q2 01	Q3 01	Q4 01	Q1 02
Net Sales	$88	$77	$59	$58	$61
Gross Margin ($)	($6)	($2)	$1	$4	$6
Gross Margin (%)	(6%)	(3%)	2%	7%	10%
EBITDA w/o Restructuring	($3)	-	$4	$7	$6
Net Loss	($51)	($89)	($122)	($34)	($10)
Net Loss w/o Restructuring/Impairment	($51)	($46)	($122)	($20)	($10)
Capital Expenditures	($17)	($9)	($1)	($1)	($3)
Net Cash Flow	($29)	($24)	($16)	$6	$6
Cash Balance	$52	$28	$12	$18	$24
Units Sold	12.7	11.0	9.7	9.8	9.5
Disk ASP	$6.35	$6.36	$6.00	$5.89	$5.87
EPS	($0.46)	($0.80)	($1.09)	($0.30)	($0.09)
EPS w/o Restructuring/Impairment	($0.46)	($0.42)	($1.09)	($0.18)	($0.09)

1Q02 Shipments by Supplier

KOMAG

29.7% share of merchant market



Komag
Captive
Japan/Other
Millions of Units
25
20
15
10
5
0
Seagate
IBM
Komag
Fuji
Maxtor
Showa
MCI
Hitachi
Fujitsu
Trace
Hoya
Other

1Q02 Shipments by Customer

KOMAG



Komag
Captive
Other
Millions of Units
15
10
5
0
-5
-10
-15
-20
-25
WD
Maxtor
Samsung
Toshiba
IBM
Hitachi
Fujitsu
Other
Excelstor
Seagate

- Company Overview
- Restructured Company
- Operations Update
- **Industry Background and Company Prospects**

Industry Background

KOMAG

- Storage density growth outpaced demand for bits
- Industry kept increasing capacity
- The result, net demand for bits decreased
- The industry overbuilt its capacity leading to intense competition
- Drive makers fulfilled demand with internal disk capacity to avoid losses
- Oversupply resulted in falling prices

KOMAG

Overcapacity Results in Factory Closures and Downsizing

- Showa Denko stops aluminum substrates in Japan (2002)
- IBM closed Ireland factory (2001)
- AKCL closed (2001)
- MCI closed Japanese factory (2000)
- Komag/HMT merger (2000)
- Seagate closed Mexico substrate factory (2000)
- Seagate closed Tuas (Singapore) media factory (1999)
- Komag bought WD Ops/shut them down (1999)
- Stormedia bankruptcy (1998)

Industry Capacity Disks Per Year

KOMAG

The Industry Is Adjusting



Total Annual FGM Capacity
Capable Annual FGM Capacity
Millions of Units
700
600
500
400
300
200
100
0
1997
1998
1999
2000
2001
2002
Forecast

NOTE: As reported by TrendFocus for 1997-2001 in their annual reports as dated above. Forecast and capable capacity for 2002 are based on Komag's market research.

Disk Drive Future is Improving

KOMAG

- **Disks-per-drive stabilized on the desktop**
- **Demand is growing - data storage requirements are doubling every year**
- **New applications are materializing**
  - Game boxes, peer-to-peer servers, video recorders and personal TV (TiVo)
  - IDC projects >90% annual growth rate

Competitive Advantages

KOMAG

- **World's largest independent supplier taking advantage of economies of scale**
  - 11.1% total market share (29.7% independent)
- **Leading technology and resources help hold that advantage**
- **Global customer breadth**
- **Lowest cost structure**
- **Sole U.S. merchant supplier**
- **Strong management**
- **Scalability**

Technology Advantages

KOMAG

- **Technology elements staged for next two years**
- **Shipping 40 gigabytes ("GB") per platter**
  - Highest storage density disks available in the market today
  - On schedule in qualifications of 60GB and 80GB per disk programs
- **60 - 80 GB per platter will ramp 3Q 2002**
- **Sampled synthetic anti-ferromagnetic (SAF) and perpendicular media**

Komag's Strategy

KOMAG

- Maintain leadership in high-end products through commitment to advanced technology
- Strengthen collaborative relationships with leading head and disk drive manufacturers
- Improve advanced manufacturing processes to drive economies of scale
- Improve yields and reduce cost through quality and process improvement
- Maintain competitive cost structure - utilizing Malaysian operations